Vanguard Windsor™ II Fund
Vanguard U.S. Value Fund
Vanguard Morgan™ Growth Fund
Supplement to the Prospectus and Summary Prospectus
Prospectus and Summary Prospectus Text Changes
All references to Anatoly Shtekhman are removed from the prospectus and summary prospectus. James P. Stetler and Binbin Guo, who served as co-managers with Mr. Shtekhman, remain as joint portfolio managers of the
Vanguard portion of the Fund.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 73 052017

Vanguard Malvern Funds

Supplement to the Statement of Additional Information Dated January 26, 2017
Important Change to Vanguard U.S. Value Fund
In the Investment Advisory Services section, all references to Anatoly Shtekhman are removed. James P. Stetler and Binbin Guo, who served as co-managers with Mr. Shtekhman, remain as joint portfolio managers of the Fund.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 78B 052017